                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A1

                         --------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                               DECEMBER 31, 1997

                         --------------------------

                           WHEELS SPORTS GROUP, INC.
             (Exact name of registrant as specified in its charter)

     NORTH CAROLINA                  0-22321               56-2007717
(State of Incorporation)      (Commission File No.)     (I.R.S. Employer
                                                       Identification No.)

                            149 GASOLINE ALLEY DRIVE
                       MOORESVILLE, NORTH CAROLINA 28115
                    (Address of principal executive offices)

                                 (704) 662-6442
              (Registrant's telephone number, including area code)

                              1368 SALISBURY ROAD
                        MOCKSVILLE, NORTH CAROLINA 27028
                 (Former address, if changed since last report)






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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                 (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                     Reg. S-K
Exhibit No.      Description                                                         Item No.
-----------      -----------                                                         ---------

* 2.4            Merger Agreement and Plan of Reorganization among SM Acquisition        2
                 Company, J/B Acquisition Company, Wheels Sport Group, Inc.,
                 Synergy Marketing, Inc. and J/B Press Pass, Inc., dated
                 October 3, 1997.

* 2.4.1          Amendment to Merger Agreement and Plan of Reorganization                2
                 among SM Acquisition Company, J/B Acquisition Company,
                 Wheels Sport Group, Inc., Synergy Marketing, Inc. and
                 J/B Press Pass, Inc., dated December 29, 1997.

* 2.4.2          Registration Rights Agreement, dated December 31, 1997, by and          2
                 among the Company and the shareholders of the partners of Press
                 Pass.

* 10.1.12        Employment Agreement, dated October 3, 1997 and effective              10
                 December 31, 1997, by and between Victor Shaffer and the Company.

* 10.1.13        Employment Agreement, dated October 3, 1997 and effective              10
                 December 31, 1997, by and between Robert Bove and the Company.

* 10.15.4        Form of Promissory Note, issued in the aggregate principal             10
                 amount of $1,000,000, dated December 31, 1997, from the Company to shareholders of Synergy Marketing, Inc. and J/B Press Pass, Inc.

+ 10.16.1        Credit Agreement, dated December 31, 1997, among the Company           10
                 and Credit Agricole Indosuez, as agent, and the lending
                 institutions named therein.

+ 10.16.2        Warrant, dated December 29, 1997, granted by the Company to            10
                 Credit Agricole Indosuez, to purchase up to 509,358 shares of
                 Common Stock.
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* Previously filed with the Company's Form 8-K filed on October 17, 1997.
+ Filed herewith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WHEELS SPORTS GROUP, INC.

Date: January 26, 1998                 By: /s/ Howard L. Correll, Jr.
                                           ------------------------------------
                                               Howard L. Correll, Jr., Chairman
                                               of the Board, Chief Executive
                                               Officer and President





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                                 EXHIBIT INDEX


                                                                                          Reg. S-K
Exhibit No.      Description                                                              Item No.
-----------      -----------                                                              ---------

+ 10.16.1        Credit Agreement, dated December 31, 1997, among the Company                 10
                 and Credit Agricole Indosuez, as agent, and the lending
                 institutions named therein.

+ 10.16.2        Warrant, dated December 29, 1997, granted by the Company to                  10
                 Credit Agricole Indosuez, to purchase up to 509,358 shares of
                 Common Stock.